UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
SECURITIES AND EXCHANGE ACT OF 1934

February 22, 2005

Date of Report (Date of earliest event reported)

ARDEN REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	000-30571	95-4599813
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

11601 Wilshire Boulevard

Fourth Floor
Los Angeles, California 90025

(Address of principal executive offices) (Zip Code)

(310) 966-2600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Exhibit 12.1
Exhibit 23.1
Exhibit 99.1

ITEM 8.01 OTHER EVENTS.

     Arden Realty Limited Partnership (the “Registrant”) is re-issuing in an updated format its historical financial statements in connection with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”). During the fiscal year ended December 31, 2004, the Registrant sold properties and in compliance with SFAS 144 has reported revenue, expenses and net gains from the sale of these properties as discontinued operations for each period presented (including the comparable periods of the prior year). Under SEC requirements, the same reclassification as discontinued operations required by SFAS 144 following the sale of a property is required for previously issued annual financial statements for each of the three years shown in the Registrant’s last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. This reclassification has no effect on the Registrant’s reported net income available to common shareholders or funds from operations.

     This Report on Form 8-K updates Items 6, 7, 8 and 15 of Registrant’s 2003 Form 10-K to reflect the properties sold during the fiscal year ended December 31, 2004 and the property held for disposition at December 31, 2004 as discontinued operations. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

12.1	Statement regarding Computation of Ratios

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Financial Statements and Supplementary Data

Exhibits, Financial Statement Schedules and Reports on Form 8-K

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2005	ARDEN REALTY LIMITED PARTNERSHIP
	By:	/s/ RICHARD S. DAVIS
Richard S. Davis
Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Attached as exhibits to this form are the documents listed below:

Exhibit	Document
12.1	Statement regarding Computation of Ratios

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Financial Statements and Supplementary Data

Exhibits, Financial Statement Schedules and Reports on Form 8-K

4